Morgan Stanley Total Return Trust
LETTER TO THE SHAREHOLDERS - JANUARY 31, 2003

Dear Shareholder:

The overall investment backdrop during the six-month period ended January 31, 2003 has been a challenging one for stock market investors. The bear market, which began during the first quarter of 2000, has now entered its fourth year and ranks among the longest and most costly bear markets since the 1930s. Theories abound for why this downturn has been so violent and of such unprecedented duration, but clearly a great deal of the speculation from the late 1990s has been unwound in the past three years. A feeding frenzy of acquisitions, bloated debt levels, corporate scandals, overly aggressive capital spending budgets and deceptive accounting practices conspired to make corporations around the world highly vulnerable to a global slowdown. Looking back, we believe that the economy suffered a moderate recession in 2002. At that time, most corporations were in highly vulnerable positions and, as a result, suffered immeasurable damage due to past excesses.

As we enter 2003, we believe that the current market may provide an opportunity for attractive returns. However, our security selection biases stocks with strong financial fundamentals and cash generation. We view this subset of the equity market as an attractive source for investment opportunities for Morgan Stanley Total Return Trust.

Performance and Portfolio Strategy

For the six-month period ended January 31, 2003, Morgan Stanley Total Return Trust's Class A, B, C, and D shares returned -11.84 percent, -12.11 percent, -12.54 percent and -11.69 percent, respectively. This compares to a return of -5.26 percent for the Standard and Poor's 500 Index(1) (S&P 500). The performance of the Fund's four share classes varies because each has different expenses. Total return figures assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower. Past performance is no guarantee of future results.

In October 2002, the Investment Manager's Domestic Asset Allocation team assumed responsibility for managing the Fund. Current members of the team include Mark Bavoso, Managing Director; Robert Rossetti, Vice President; and Ian Cameron, Vice President.

The Fund's new management team restructured the portfolio during October and November 2002 to better align the Fund with its objective of competitive total returns. The management team addressed material variances from the S&P 500 benchmark and shifted the

---------------------
(1) The Standard & Poor's 500 Index (S&P 500(R)) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. Such costs would lower performance. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Total Return Trust
LETTER TO THE SHAREHOLDERS - JANUARY 31, 2003 continued

assets toward companies with greater financial stability. Attributes such as market dominance, consistency in earnings and dividend growth, quality of management and accounting practices, low debt-to-capital ratios, high cash generation and cash flow rates of return all factor into our security selection analysis.

As of January 31, 2003, the Fund's portfolio was tilted toward industrial, energy, financial services and information technology sectors, while consumer and staple groups were underweighted. The management team believes that industrial groups may outperform more consumer-related sectors as the macroeconomic backdrop gradually improves.

The Fund's top 10 positions are Impac Mortgage Holdings, Air Products & Chemicals, Exxon Mobil, General Electric, Microsoft, Bank of America, Citigroup, Cisco Systems, Pharmacia and 3M. Portfolio data is subject to change daily, is informational only and is not a recommendation to buy any securities. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Looking Ahead

As we enter the fourth year of the bear market in global equities, we look forward to the balance of 2003 optimistically. On the economic front, it appears that the U.S. is showing signs of a slow recovery from the excessive spending and hype of the late 1990s. While we do not foresee earnings and revenue growth reminiscent of the late 1990s boom period, we would expect positive earnings surprises to begin to permeate the universe of companies controlling expenses and providing both unique and attractive products and services.

While international event risk has not diminished in the post-September 11 environment, we believe that investor concerns may begin to moderate. Investments with long-term total return potential and visibility should benefit earliest during this anticipated recovery cycle.

We appreciate your ongoing support of Morgan Stanley Total Return Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President and CEO

Morgan Stanley Total Return Trust
FUND PERFORMANCE - JANUARY 31, 2003

          AVERAGE ANNUAL TOTAL RETURNS - PERIOD ENDED JANUARY 31, 2003
--------------------------------------------------------------------------------

                 CLASS A SHARES*
--------------------------------------------------
1 Year                      (29.53)%(1) (33.23)%(2)
5 Years                      (3.44)%(1)  (4.47)%(2)
Since Inception (7/28/97)    (2.24)%(1)  (3.20)%(2)
                 CLASS C SHARES+
--------------------------------------------------
1 Year                      (30.08)%(1) (30.77)%(2)
5 Years                      (4.10)%(1)  (4.10)%(2)
Since Inception (7/28/97)    (2.92)%(1)  (2.92)%(2)
                 CLASS B SHARES**
--------------------------------------------------
1 Year                      (29.99)%(1) (33.49)%(2)
5 Years                      (4.07)%(1)  (4.41)%(2)
Since Inception (11/30/94)    6.00 %(1)   6.00 %(2)
                 CLASS D SHARES++
--------------------------------------------------
1 Year                      (29.33)%(1)
5 Years                      (3.21)%(1)
Since Inception (7/28/97)    (2.01)%(1)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

---------------------

(1)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See
     the Fund's current prospectus for complete details on fees and sales charges.
 *   The maximum front-end sales charge for Class A is 5.25%.
**   The maximum contingent deferred sales charge (CDSC) for
     Class B is 5.0%. The CDSC declines to 0% after six years.
 +   The maximum contingent deferred sales charge for Class C is
     1% for shares redeemed within one year of purchase.
++   Class D has no sales charge.

Morgan Stanley Total Return Trust
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2003 (UNAUDITED)

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Common Stocks (83.9%)
              Aerospace & Defense
              (1.5%)
   90,000     L-3 Communications
               Holdings, Inc.* ........  $  4,029,300
                                         ------------
              Beverages: Alcoholic
              (2.1%)
  150,000     Heineken NV
               (Netherlands) ..........     5,417,990
                                         ------------
              Chemicals: Specialty
              (3.2%)
  197,800     Air Products & Chemicals,
               Inc. ...................     8,198,810
                                         ------------
              Computer Communications
              (2.6%)
  500,000     Cisco Systems, Inc.* ....     6,685,000
                                         ------------
              Contract Drilling (1.2%)
   90,000     Noble Corp. (Cayman
               Islands)* ..............     3,085,200
                                         ------------
              Discount Stores (2.1%)
  115,000     Wal-Mart Stores, Inc. ...     5,497,000
                                         ------------
              Electrical Products
              (2.3%)
  125,000     Emerson Electric Co. ....     5,866,250
                                         ------------
              Electronic Production
              Equipment (1.9%)
  171,500     Novellus Systems,
               Inc.* ..................     5,050,675
                                         ------------
              Financial Conglomerates
              (4.4%)
  125,000     American Express Co. ....     4,441,250
  200,000     Citigroup, Inc. .........     6,876,000
                                         ------------
                                           11,317,250
                                         ------------
              Industrial Conglomerates
              (9.2%)
   50,000     3M Co. ..................     6,227,500
  335,000     General Electric Co. ....     7,751,900
   75,000     ITT Industries, Inc. ....     4,212,000
  150,000     Textron, Inc. ...........     5,784,000
                                         ------------
                                           23,975,400
                                         ------------

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Insurance
              Brokers/Services (1.6%)
  100,000     Marsh & McLennan
               Companies, Inc. ........  $  4,263,000
                                         ------------
              Integrated Oil (3.1%)
  235,000     Exxon Mobil Corp. .......     8,025,250
                                         ------------
              Internet
              Software/Services (1.7%)
  375,000     BEA Systems, Inc.* ......     4,297,500
                                         ------------
              Investment Banks/Brokers
              (2.0%)
  150,000     Merrill Lynch & Co.,
               Inc. ...................     5,253,000
                                         ------------
              Major Banks (5.0%)
  100,000     Bank of America Corp. ...     7,005,000
  125,000     Wells Fargo & Co. .......     5,921,250
                                         ------------
                                           12,926,250
                                         ------------
              Major Telecommunications
              (2.3%)
2,500,000     Telecom Corporation of
              New Zealand Ltd. (New
               Zealand)................     5,999,805
                                         ------------
              Media Conglomerates
              (2.4%)
  355,000     Disney (Walt) Co.
               (The) ..................     6,212,500
                                         ------------
              Medical Specialties
              (2.1%)
  120,000     Medtronic, Inc. .........     5,390,400
                                         ------------
              Multi-Line Insurance
              (1.8%)
   85,000     American International
               Group, Inc. ............     4,600,200
                                         ------------
              Oil & Gas Production
              (2.5%)
   50,000     Apache Corp. ............     3,120,500
  120,000     Occidental Petroleum
               Corp. ..................     3,505,200
                                         ------------
                                            6,625,700
                                         ------------
              Oil Refining/Marketing
              (1.0%)
   20,000     Total Fina Elf S.A.
               (France) ...............     2,704,419
                                         ------------

                       See Notes to Financial Statements

Morgan Stanley Total Return Trust
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2003 (UNAUDITED) continued

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Packaged Software (6.7%)
  115,000     Intuit Inc.* ............  $  5,071,500
  150,000     Microsoft Corp.* ........     7,119,000
  425,000     Oracle Corp.* ...........     5,112,750
                                         ------------
                                           17,303,250
                                         ------------
              Pharmaceuticals: Major
              (6.1%)
   50,000     Johnson & Johnson .......     2,680,500
   40,000     Lilly (Eli) & Co. .......     2,409,600
   78,800     Merck & Co., Inc. .......     4,364,732
  155,000     Pharmacia Corp. .........     6,474,350
                                         ------------
                                           15,929,182
                                         ------------
              Pharmaceuticals: Other
              (1.5%)
  135,000     Biovail Corp.
               (Canada)* ..............     3,921,750
                                         ------------
              Railroads (2.2%)
  100,000     Union Pacific Corp. .....     5,706,000
                                         ------------
              Real Estate Investment
              Trusts (4.0%)
  860,000     Impac Mortgage Holdings,
               Inc. ...................    10,268,400
                                         ------------
              Semiconductors (1.2%)
  140,000     Power Integrations,
               Inc.* ..................     3,025,400
                                         ------------
              Specialty Stores (3.3%)
  290,000     Staples, Inc.* ..........     4,979,300
  150,000     Williams-Sonoma,
               Inc.* ..................     3,550,500
                                         ------------
                                            8,529,800
                                         ------------
              Telecommunication
              Equipment (2.0%)
  135,000     QUALCOMM Inc.* ..........     5,084,100
                                         ------------
              Tobacco (0.9%)
   64,600     Altria Group, Inc. ......     2,446,402
                                         ------------
              Total Common Stocks
              (Cost $226,007,058) .....   217,635,183
                                         ------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                   VALUE
------------------------------------------------------
              Short-Term Investment (14.0%)
              Repurchase Agreement
  $36,210     Joint repurchase
               agreement account 1.33%
               due 02/03/03 (dated
               01/31/03; proceeds
               $36,214,013) (a)
               (Cost $36,210,000)......  $ 36,210,000
                                         ------------
Total
Investments
(Cost
$262,217,058)
(b)......                          97.9%  253,845,183
Other
Assets in
Excess of
Liabilities.....                    2.1     5,352,458
                                  ------ ------------
Net Assets                        100.0% $259,197,641
                                  ====== ============

--------
   *   Non-income producing security.
   (a)  Collateralized by federal agency and U.S. Treasury obligations.
   (b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $7,509,246 and the aggregate gross unrealized depreciation is $15,881,121, resulting in net unrealized depreciation of $8,371,875.

Forward Foreign Currency Contracts Open at January 31, 2003:

CONTRACTS     IN EXCHANGE    DELIVERY   UNREALIZED
TO DELIVER        FOR          DATE    DEPRECIATION
---------------------------------------------------
EUR 603,488     $648,568     02/05/03    ($1,147)

Currency Abbreviation:
----------------------
EUR  Euro.

                       See Notes to Financial Statements

Morgan Stanley Total Return Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
January 31, 2003 (unaudited)

Assets:
Investments in securities, at value (including repurchase
  agreements of $36,210,000)
  (cost $262,217,058).......................................  $253,845,183
Receivable for:
    Investments sold........................................     6,605,945
    Dividends...............................................       181,103
    Shares of beneficial interest sold......................        58,456
Prepaid expenses and other assets...........................        51,488
                                                              ------------
    Total Assets............................................   260,742,175
                                                              ------------
Liabilities:
Payable for:
    Investments purchased...................................       565,188
    Shares of beneficial interest redeemed..................       467,845
    Distribution fee........................................       211,160
    Investment management fee...............................       176,324
Accrued expenses and other payables.........................       124,017
                                                              ------------
    Total Liabilities.......................................     1,544,534
                                                              ------------
    Net Assets..............................................  $259,197,641
                                                              ============
Composition of Net Assets:
Paid-in-capital.............................................  $587,825,313
Net unrealized depreciation.................................    (8,371,875)
Net investment loss.........................................       (89,293)
Accumulated net realized loss...............................  (320,166,504)
                                                              ------------
    Net Assets..............................................  $259,197,641
                                                              ============
Class A Shares:
Net Assets..................................................   $11,345,265
Shares Outstanding (unlimited authorized, $.01 par value)...       976,008
    Net Asset Value Per Share...............................        $11.62
                                                              ============
    Maximum Offering Price Per Share,
    (net asset value plus 5.54% of net asset value).........        $12.26
                                                              ============
Class B Shares:
Net Assets..................................................  $218,741,021
Shares Outstanding (unlimited authorized, $.01 par value)...    19,572,638
    Net Asset Value Per Share...............................        $11.18
                                                              ============
Class C Shares:
Net Assets..................................................   $11,446,355
Shares Outstanding (unlimited authorized, $.01 par value)...     1,025,950
    Net Asset Value Per Share...............................        $11.16
                                                              ============
Class D Shares:
Net Assets..................................................   $17,665,000
Shares Outstanding (unlimited authorized, $.01 par value)...     1,499,679
    Net Asset Value Per Share...............................        $11.78
                                                              ============

                       See Notes to Financial Statements

Morgan Stanley Total Return Trust
FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended January 31, 2003 (unaudited)

Net Investment Loss:

Income
Dividends (net of $11,074 foreign withholding tax)..........  $  2,783,681
Interest....................................................       104,669
                                                              ------------
    Total Income............................................     2,888,350
                                                              ------------
Expenses
Distribution fee (Class A shares)...........................        15,832
Distribution fee (Class B shares)...........................     1,295,409
Distribution fee (Class C shares)...........................        66,274
Investment management fee...................................     1,147,896
Transfer agent fees and expenses............................       352,880
Shareholder reports and notices.............................        38,076
Professional fees...........................................        31,393
Custodian fees..............................................        18,228
Trustees' fees and expenses.................................         5,039
Other.......................................................         6,616
                                                              ------------
    Total Expenses..........................................     2,977,643
                                                              ------------
    Net Investment Loss.....................................       (89,293)
                                                              ------------
Net Realized and Unrealized Gain (Loss):
Net realized loss...........................................   (61,865,767)
Net change in unrealized depreciation.......................    21,850,022
                                                              ------------
    Net Loss................................................   (40,015,745)
                                                              ------------
Net Decrease................................................  $(40,105,038)
                                                              ============

                       See Notes to Financial Statements

Morgan Stanley Total Return Trust
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                               FOR THE SIX       FOR THE YEAR
                                                               MONTHS ENDED         ENDED
                                                              JANUARY 31, 2003   JULY 31, 2002
                                                                ------------     ------------
                                                                (unaudited)

Increase (Decrease) in Net Assets:

Operations:
Net investment loss.........................................    $    (89,293)    $ (4,175,682)
Net realized loss...........................................     (61,865,767)     (69,423,496)
Net change in unrealized depreciation.......................      21,850,022      (61,434,497)
                                                                ------------     ------------
    Net Decrease............................................     (40,105,038)    (135,033,675)

Net decrease from transactions in shares of beneficial
  interest..................................................     (56,195,790)    (163,142,043)
                                                                ------------     ------------

    Net Decrease............................................     (96,300,828)    (298,175,718)
Net Assets:
Beginning of period.........................................     355,498,469      653,674,187
                                                                ------------     ------------
End of Period
(Including a net investment loss of $89,293 and $0,
respectively)...............................................    $259,197,641     $355,498,469
                                                                ============     ============

                       See Notes to Financial Statements

Morgan Stanley Total Return Trust
NOTES TO FINANCIAL STATEMENTS - JANUARY 31, 2003 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley Total Return Trust (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is high total return from capital growth and income. The Fund seeks to achieve its objective by investing primarily in equity and equity-related securities issued by domestic and foreign companies. The Fund was organized as a Massachusetts business trust on June 29, 1994 and commenced operations on November 30, 1994. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees; (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

Morgan Stanley Total Return Trust
NOTES TO FINANCIAL STATEMENTS - JANUARY 31, 2003 (UNAUDITED) continued

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Repurchase Agreements -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Foreign Currency Translation and Forward Foreign Currency Contracts -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

Morgan Stanley Total Return Trust
NOTES TO FINANCIAL STATEMENTS - JANUARY 31, 2003 (UNAUDITED) continued

F. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

H. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management and Sub-Advisory Agreements

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of daily net assets not exceeding $500 million; 0.725% to the portion of daily net assets exceeding $500 million, but not exceeding $1 billion; and 0.70% to the portion of daily net assets in excess of $1 billion.

Prior to October 1, 2002, under a Sub-Advisory Agreement between the Investment Manager and TCW Investment Management Company (the "Sub-Advisor"), the Sub-Advisor provided the Fund with investment advice and portfolio management relating to the Fund's investment in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager paid the Sub-Advisor compensation equal to 40% of its monthly compensation.

Morgan Stanley Total Return Trust
NOTES TO FINANCIAL STATEMENTS - JANUARY 31, 2003 (UNAUDITED) continued

3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $12,753,463 at January 31, 2003.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the six months ended January 31, 2003, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the six months ended January 31, 2003, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $169, $335,952 and $1,539, respectively and received $9,298 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

Morgan Stanley Total Return Trust
NOTES TO FINANCIAL STATEMENTS - JANUARY 31, 2003 (UNAUDITED) continued

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended January 31, 2003 aggregated $171,002,942 and $248,151,261, respectively.

For the six months ended January 31, 2003, the Fund incurred brokerage commissions of $40,298 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At January 31, 2003, the Fund had transfer agent fees and expenses payable of approximately $58,800.

5. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                         FOR THE SIX                     FOR THE YEAR
                                                        MONTHS ENDED                         ENDED
                                                      JANUARY 31, 2003                   JULY 31, 2002
                                                  -------------------------       ---------------------------
                                                         (unaudited)
                                                    SHARES        AMOUNT            SHARES         AMOUNT
                                                  ----------   ------------       -----------   -------------
CLASS A SHARES
Sold............................................     163,304   $  1,979,404           669,517   $   9,877,802
Redeemed........................................    (249,498)    (3,057,269)         (886,298)    (12,949,648)
                                                  ----------   ------------       -----------   -------------
Net decrease - Class A..........................     (86,194)    (1,077,865)         (216,781)     (3,071,846)
                                                  ----------   ------------       -----------   -------------
CLASS B SHARES
Sold............................................     444,168      5,287,548         2,420,600      37,569,246
Redeemed........................................  (4,638,098)   (54,767,751)      (12,590,804)   (188,545,364)
                                                  ----------   ------------       -----------   -------------
Net decrease - Class B..........................  (4,193,930)   (49,480,203)      (10,170,204)   (150,976,118)
                                                  ----------   ------------       -----------   -------------
CLASS C SHARES
Sold............................................      48,045        572,183           177,862       2,772,489
Redeemed........................................    (210,384)    (2,488,616)         (534,475)     (7,997,233)
                                                  ----------   ------------       -----------   -------------
Net decrease - Class C..........................    (162,339)    (1,916,433)         (356,613)     (5,224,744)
                                                  ----------   ------------       -----------   -------------
CLASS D SHARES
Sold............................................     134,436      1,672,361           787,039      12,616,773
Redeemed........................................    (434,892)    (5,393,650)       (1,058,904)    (16,486,108)
                                                  ----------   ------------       -----------   -------------
Net decrease - Class D..........................    (300,456)    (3,721,289)         (271,865)     (3,869,335)
                                                  ----------   ------------       -----------   -------------
Net decrease in Fund............................  (4,742,919)  $(56,195,790)      (11,015,463)  $(163,142,043)
                                                  ==========   ============       ===========   =============

Morgan Stanley Total Return Trust
NOTES TO FINANCIAL STATEMENTS - JANUARY 31, 2003 (UNAUDITED) continued

6. Federal Income Tax Status

At July 31, 2002, the Fund had a net capital loss carryover of approximately $217,095,000 of which $10,381,000 will be available through July 31, 2009 and $206,714,000 will be available through July 31, 2010 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $33,091,000 during fiscal 2002.

As of July 31, 2002, the Fund had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales.

Morgan Stanley Total Return Trust

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                          FOR THE SIX                           FOR THE YEAR ENDED JULY 31,
                                         MONTHS ENDED      ----------------------------------------------------------------------
                                       JANUARY 31, 2003       2002            2001           2000           1999         1998
                                       -----------------   -----------      ---------      ---------      ---------   -----------
                                          (unaudited)
Class A Shares
Selected Per Share Data:
Net asset value, beginning of
  period.............................         $13.18           $17.26         $23.88         $20.36         $16.78       $16.59
                                              ------           ------         ------         ------         ------       ------
Income (loss) from investment
  operations:
    Net investment income (loss)++...           0.04            (0.02)         (0.07)         (0.01)          0.00        (0.01)
    Net realized and unrealized gain
      (loss).........................          (1.60)           (4.06)         (6.16)          4.72           4.47         1.34
                                              ------           ------         ------         ------         ------       ------
Total income (loss) from investment
  operations.........................          (1.56)           (4.08)         (6.23)          4.71           4.47         1.33
                                              ------           ------         ------         ------         ------       ------
Less distributions from net realized
  gain...............................             --               --          (0.39)         (1.19)         (0.89)       (1.14)
                                              ------           ------         ------         ------         ------       ------
Net asset value, end of period.......         $11.62           $13.18         $17.26         $23.88         $20.36       $16.78
                                              ======           ======         ======         ======         ======       ======
Total Return+........................         (11.84)%(1)      (23.64)%       (26.31)%        23.77%         27.78%        8.94 %
Ratios to Average Net Assets:
Expenses.............................           1.30 %(2)(3)     1.22%(3)       1.12%(3)       1.18%(3)       1.30%(3)     1.31%
Net investment income (loss).........           0.59 %(2)(3)    (0.14)%(3)     (0.34)%(3)     (0.06)%(3)     (0.10)%(3)   (0.07)%
Supplemental Data:
Net assets, end of period, in
 thousands...........................        $11,345          $14,003        $22,074        $16,211         $4,079       $1,254
Portfolio turnover rate..............             60 %(1)         54%            107%            71%            79%          93 %

---------------------

    ++ The per share amounts were computed using an average number of shares outstanding during the period.
     + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific purposes.

                       See Notes to Financial Statements

Morgan Stanley Total Return Trust

FINANCIAL HIGHLIGHTS continued

                                             FOR THE SIX                      FOR THE YEAR ENDED JULY 31,
                                            MONTHS ENDED      -----------------------------------------------------------
                                          JANUARY 31, 2003      2002        2001        2000        1999         1998
                                          -----------------   ---------   ---------   ---------   ---------   -----------
                                             (unaudited)
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period....        $12.72          $16.78      $23.41      $20.10      $16.68       $16.59
                                                ------          ------      ------      ------      ------       ------
Income (loss) from investment
  operations:
    Net investment loss++...............         (0.01)          (0.14)      (0.22)      (0.14)      (0.12)       (0.08)
    Net realized and unrealized gain
      (loss)............................         (1.53)          (3.92)      (6.02)       4.64        4.43         1.31
                                                ------          ------      ------      ------      ------       ------
Total income (loss) from investment
  operations............................         (1.54)          (4.06)      (6.24)       4.50        4.31         1.23
                                                ------          ------      ------      ------      ------       ------
Less distributions from net realized
  gain..................................            --              --       (0.39)      (1.19)      (0.89)       (1.14)
                                                ------          ------      ------      ------      ------       ------
Net asset value, end of period..........        $11.18          $12.72      $16.78      $23.41      $20.10       $16.68
                                                ======          ======      ======      ======      ======       ======
Total Return+...........................        (12.11)%(1)     (24.20)%    (26.89)%     23.01%      27.04%        8.25 %
Ratios to Average Net Assets:
Expenses................................          2.05 %(2)(3)    1.98%(3)    1.91%(3)    1.75%(3)    1.90%(3)     1.90 %
Net investment loss.....................         (0.16)%(2)(3)   (0.90)%(3)  (1.13)%(3)  (0.63)%(3)  (0.70)%(3)   (0.50)%
Supplemental Data:
Net assets, end of period, in
 thousands..............................      $218,741        $302,387    $569,589    $551,685    $194,763     $152,358
Portfolio turnover rate.................            60 %(1)         54%        107%         71%         79%          93 %

---------------------

    ++ The per share amounts were computed using an average number of shares outstanding during the period.
     + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific purposes.

                       See Notes to Financial Statements

Morgan Stanley Total Return Trust

FINANCIAL HIGHLIGHTS continued

                                          FOR THE SIX                           FOR THE YEAR ENDED JULY 31,
                                         MONTHS ENDED      ----------------------------------------------------------------------
                                       JANUARY 31, 2003       2002            2001           2000           1999         1998
                                       -----------------   -----------      ---------      ---------      ---------   -----------
                                          (unaudited)
Class C Shares
Selected Per Share Data:
Net asset value, beginning of
  period.............................         $12.70           $16.77         $23.40         $20.12         $16.66       $16.59
                                              ------           ------         ------         ------         ------       ------
Income (loss) from investment
  operations:
    Net investment loss++............          (0.01)           (0.14)         (0.22)         (0.20)         (0.09)       (0.12)
    Net realized and unrealized gain
      (loss).........................          (1.53)           (3.93)         (6.02)          4.67           4.44         1.33
                                              ------           ------         ------         ------         ------       ------
Total income (loss) from investment
  operations.........................          (1.54)           (4.07)         (6.24)          4.47           4.35         1.21
                                              ------           ------         ------         ------         ------       ------
Less distributions from net realized
  gain...............................             --               --          (0.39)         (1.19)         (0.89)       (1.14)
                                              ------           ------         ------         ------         ------       ------
Net asset value, end of period.......         $11.16           $12.70         $16.77         $23.40         $20.12       $16.66
                                              ======           ======         ======         ======         ======       ======
Total Return+........................         (12.54)%(1)      (23.91)%       (26.87)%        22.78%         27.33%        8.12 %
Ratios to Average Net Assets:
Expenses.............................           2.05 %(2)(3)     1.98%(3)       1.91%(3)       1.93%(3)       1.72%(3)     2.06 %
Net investment loss..................          (0.16)%(2)(3)    (0.90)%(3)     (1.13)%(3)     (0.81)%(3)     (0.52)%(3)   (0.70)%
Supplemental Data:
Net assets, end of period, in
 thousands...........................        $11,446          $15,091        $25,906        $21,997         $1,609         $700
Portfolio turnover rate..............             60 %(1)          54%           107%            71%            79%          93 %

---------------------

    ++ The per share amounts were computed using an average number of shares outstanding during the period.
     + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific purposes.

                       See Notes to Financial Statements

Morgan Stanley Total Return Trust

FINANCIAL HIGHLIGHTS continued

                                          FOR THE SIX                           FOR THE YEAR ENDED JULY 31,
                                         MONTHS ENDED      ----------------------------------------------------------------------
                                       JANUARY 31, 2003       2002            2001           2000           1999         1998
                                       -----------------   -----------      ---------      ---------      ---------   -----------
                                          (unaudited)
Class D Shares
Selected Per Share Data:
Net asset value, beginning of
  period.............................         $13.34           $17.43         $24.05         $20.46         $16.83       $16.59
                                              ------           ------         ------         ------         ------       ------
Income (Loss) from investment
  operations:
    Net investment income (loss)++...           0.05             0.02          (0.03)          0.03           0.02         0.06
    Net realized and unrealized gain
      (loss).........................          (1.61)           (4.11)         (6.20)          4.75           4.50         1.32
                                              ------           ------         ------         ------         ------       ------
Total income (loss) from investment
  operations.........................          (1.56)           (4.09)         (6.23)          4.78           4.52         1.38
                                              ------           ------         ------         ------         ------       ------
Less distributions from net realized
  gain...............................             --               --          (0.39)         (1.19)         (0.89)       (1.14)
                                              ------           ------         ------         ------         ------       ------
Net asset value, end of period.......         $11.78           $13.34         $17.43         $24.05         $20.46       $16.83
                                              ======           ======         ======         ======         ======       ======
Total Return+........................         (11.69)%(1)      (23.47)%       (26.12)%        24.00%         28.08%        9.20 %
Ratios to Average Net Assets:
Expenses.............................           1.05 %(2)(3)     0.98%(3)       0.91%(3)       0.93%(3)       1.06%(3)     1.06 %
Net investment income (loss).........           0.84 %(2)(3)     0.10%(3)      (0.13)%(3)      0.19%(3)       0.14%(3)     0.34 %
Supplemental Data:
Net assets, end of period, in
 thousands...........................        $17,665          $24,018        $36,105        $24,407         $1,990          $11
Portfolio turnover rate..............             60 %(1)          54%           107%            71%            79%          93 %

---------------------

    ++ The per share amounts were computed using an average number of shares outstanding during the period.
     + Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific purposes.

                       See Notes to Financial Statements

                      (This Page Intentionally Left Blank)

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell

OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Ronald E. Robison
Vice President

Thomas F. Caloia
Treasurer

Francis Smith
Vice President and Chief Financial Officer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.

MORGAN STANLEY
Morgan Stanley Total Return Trust
Semiannual Report
January 31, 2003

38588RPT-10298C03-AP-2/03